SUMMARY PROSPECTUS

MAY 1, 2022
Emerging Markets Equity Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling (866) 910-1232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2022, along with the Portfolio’s most recent annual report dated December 31, 2021, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports are no longer sent by mail unless you specifically request paper copies of the reports from us at (866) 910-1232, free of charge. Instead, annual and semi-annual reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications electronically by signing up for eDelivery at NorthwesternMutual.com/eDelivery.
You may elect to receive all future shareholder reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (866) 910-1232. Your election to receive shareholder reports in paper will apply to all future such reports.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.03%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.04%
Total Annual Portfolio Operating Expenses(1)	1.07%
Fee Waiver(2),(3)	(0.18)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2), (3)	0.89%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2023.
(3)
Restated to reflect current expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$91	$322	$573	$1,289
NMSF-SP1
Northwestern Mutual Series Fund, Inc.

Emerging Markets Equity Portfolio – Summary

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 32.63% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of issuers that are tied economically to emerging market countries. The Portfolio invests primarily in common stocks, but may also invest in other types of equity securities, including but not limited to, preferred stocks and American Depositary Receipts (ADRs) and other depositary receipts for those securities.
Emerging market countries include countries determined by the Portfolio’s adviser to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is considered to be an emerging market company if the adviser determines that the company meets one or more of the following criteria: the company
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is organized under the laws of, or has its principal office in an emerging market country;
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has its principal securities trading market in an emerging market country; and/or
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derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.
The Portfolio may also invest in equity securities of issuers that are not tied economically to emerging market countries. Such investments will not exceed 20% of the net assets of the Portfolio. The Portfolio may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Portfolio typically has full currency exposure to those markets in which it invests.
The Portfolio may invest in companies of any size. The Portfolio may invest in securities of any market sector and, from time to time, as a result of the adviser’s stock selection process, may hold a significant amount of securities of companies within a single sector. The adviser may invest a large percentage of the Portfolio’s assets in issuers in a single country, a small number of countries, or a particular geographic region.
In seeking to achieve the Portfolio’s investment objective the adviser invests in quality companies and is an active, engaged owner. The adviser evaluates every company against quality criteria and builds conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) assessment of the company’s environmental, social and governance (“ESG”) credentials. Examples of ESG factors considered by the adviser include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated. The adviser seeks to understand what is changing in companies, industries and markets but is not being priced into the market or is being mispriced. Through deep, fundamental research, supported by a global research presence and proprietary tools, the adviser seeks to identify companies whose quality is not yet fully recognized by the market.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
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ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They, and other similar depositary receipts, are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs or other depositary receipts.
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China Investing Risk – Risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. Military conflicts, either in response to internal
NMSF-SP2
Northwestern Mutual Series Fund, Inc. Prospectus

Emerging Markets Equity Portfolio – Summary

social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. In particular, the current political climate has intensified concerns about heightened trade tensions between China and the U.S., as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may result in a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Portfolio’s performance. The Portfolio may gain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”) which utilize offshore companies established by the Chinese company to facilitate foreign investment. Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Among the risks related to owning VIEs is the risk that the Chinese government could intervene with respect to the use of the VIE structure, which could significantly affect the Chinese company’s performance and the terms and ultimate enforceability of the VIE’s contractual arrangement with the Chinese company.
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Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in the value of its holdings compared with investments made in U.S. securities or in foreign, developed countries. Investments in emerging markets may be subject to political, economic, legal, market, and currency risks. Emerging market securities trade in smaller markets which may experience significant price and market volatility, fluctuations in currency values, interest rates and commodity prices, higher transaction costs, and the increased likelihood of the occurrence of trading difficulties, such as delays in executing, clearing and settling Portfolio transactions or in receiving payment of dividends. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting, financial reporting, and recordkeeping standards, and more limited investor protection provisions when compared with developed economies. Emerging market risks also may include unpredictable and changing political, economic and tax policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions in certain investments by other countries, such as the United States.
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Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
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Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.
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Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.
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Geographic Focus Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.
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Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
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Liquidity Risk – Markets for small and micro cap stocks and foreign securities, in particular emerging markets securities, may  be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.  The lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Portfolio.
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Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in
NMSF-SP3
Northwestern Mutual Series Fund, Inc. Prospectus

Emerging Markets Equity Portfolio – Summary

the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19 and its subsequent variants, which has caused volatility and severe market dislocations and continues to create uncertainties and disruptions negatively affecting global economies and financial markets. The ongoing severity and duration of the COVID-19 pandemic, and the extent of the pandemic’s future impact on economies and markets is difficult to predict but may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance. Such events also include the recent Russian invasion of Ukraine in February 2022, which increased existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, and may result in severe adverse effects on regional and global economic markets, potentially impacting the value of securities owned in the Portfolio and Portfolio performance.
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Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.
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Preferred Stocks Risk – Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. They also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable.
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Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
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Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
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Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio.  Prior to March 24, 2017, the sub-adviser to the Portfolio was different. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance.  Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	26.43%
Worst Quarter	1st quarter, 2020	-26.40%
Average Annual Total Return
(for periods ended December 31, 2021)
	1 Yr	5 Yr	10 Yr
Emerging Markets Equity Portfolio	-4.55%	9.99%	5.00%
MSCI® Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	-2.54%	9.88%	5.49%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average (reflects deductions for fees and expenses)	-2.19%	10.05%	5.66%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
NMSF-SP4
Northwestern Mutual Series Fund, Inc. Prospectus

Emerging Markets Equity Portfolio – Summary

Sub-Adviser: Aberdeen Asset Managers Limited (“Aberdeen”)
Portfolio Managers: The Portfolio is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Portfolio:

Devan Kaloo, Global Head of Public Markets, has managed the Portfolio since 2017.
Joanne Irvine, Head of Emerging Markets (ex-Asia), has managed the Portfolio since 2017.
Kristy Fong, CFA, Senior Investment Director on the Asian Equities Team, has managed the Portfolio since February 2021.
TAX INFORMATION
Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.
COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.
NMSF-SP5
Northwestern Mutual Series Fund, Inc. Prospectus